UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
_______________________________
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Agiliti, Inc.
____________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
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Your Vote Counts!
AGILITI, INC.
2023 Annual Meeting
Vote by May 3, 2023
11:59 PM ET
AGILITI, INC. 11095 VIKING DRIVE SUITE 300 EDEN PRAIRIE, MINNESOTA 55344

V00099-P82774

You invested in AGILITI, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023.
Get informed before you vote
View the Notice of Annual Meeting, the Proxy Statement and Fiscal Year 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	May 4, 2023 11:30 a.m., Eastern Time
Virtually at: www.virtualshareholdermeeting.com/AGTI2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1.To elect three nominees identified in the accompanying proxy statement to serve as Class II directors until the 2026 Annual Meeting, as recommended by the Nominating and Governance Committee of the Board of Directors (the “Board”) of Agiliti, Inc. (“Agiliti”);
Nominees:
01)Dr.Gary L. Gottlieb
02)Diane B. Patrick
03)Scott M. Sperling
For
2.To ratify the appointment of KPMG LLP as Agiliti’s independent registered public accounting firm for the year ending December 31, 2023;	For
3.To approve, on a non-binding advisory basis, Agiliti’s executive compensation as disclosed in the proxy statement (the “say-on-pay” vote); and	For
4.To transact other business as may properly come before the meeting or any adjournment of the meeting

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